                                                                    EXHIBIT 10.2

               AMENDMENT NO. 5, LIMITED WAIVER AND LIMITED CONSENT

         This Amendment No. 5, Limited Waiver and Limited Consent, dated as of November 12, 2003 (this "Amendment"), is entered into by and among Comfort Systems USA, Inc., a Delaware corporation ("Borrower"), the other Credit Parties, General Electric Capital Corporation ("GE Capital"), as Agent ("Agent") for the Lenders (as defined in the Credit Agreement referred to below) and as a Lender, and the other Lenders party to the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrower, the other Credit Parties, Agent and Lenders are parties to that certain Credit Agreement, dated as of October 11, 2002, as amended by Amendment No. 1 to Credit Agreement, dated as of December 10, 2002, Amendment No. 2 to Credit Agreement, dated as of December 20, 2002, Amendment No. 3 to Credit Agreement, dated as of March 31, 2003 and Amendment No. 4 to Credit Agreement, dated as of October 20, 2003 (as so amended to date and as the same may be further amended, restated, supplemented or otherwise modified from time to time hereafter, the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement and Annex A thereof;

         WHEREAS, the Borrower is in breach of Credit Agreement's Minimum EBITDA covenant for the period ended September 30, 2003;

         WHEREAS, the Borrower is desirous of resetting its financial covenants under the Credit Agreement on a monthly basis through and including December, 2004;

         WHEREAS, Agent and Lenders are willing to grant a waiver of the Event of Default arising solely from the Borrower's breach of the Credit Agreement's Minimum EBITDA covenant for the period ended September 30, 2003, subject to the terms and conditions set forth herein and to reset the financial covenants set forth in, and required to be set by Borrower under, the Credit Agreement on a monthly basis through December 2004, all as and to the extent set forth herein and subject to the terms and conditions set forth herein;

         WHEREAS, Borrower has notified Agent and Lenders that the Borrower desires to consummate the sale of all of the capital Stock of Standard Heating and Air Conditioning, Inc. ("Standard Heating") held by Borrower to Tom Kime or a Person owned, beneficially and of record, and controlled by Tom Kime (the "Standard Heating Stock Sale");

         WHEREAS, Borrower has requested that Agent and Lenders consent to the Standard Heating Stock Sale, and Agent and Lenders are willing to do so pursuant, and subject, to the terms and conditions set forth in this Amendment; and

         WHEREAS, these Recitals shall be construed as part of this Amendment;

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Borrower, Credit Parties, Agent and Lenders hereby agree as follows:

         1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.

         2. Limited Waiver.

         2.1. Notwithstanding the provisions of Section 4.2 of the Credit Agreement, Agent and Lenders hereby waive the requirement that Borrower and its Subsidiaries on a consolidated basis shall have had, at the end of the period ending September 30, 2003, EBITDA for the 12-month period then ended of not less than $17,840,000, as well as any Event of Default that may arise solely based upon the failure to be in compliance with such minimum EBITDA covenant at the end of the period ending September 30, 2003.

         2.2. The execution, delivery and effect of the foregoing waiver shall be limited precisely as written and shall not be deemed (except for the specific limited waiver contained in Section 2.1) to (a) be a waiver of any term or condition of the Credit Agreement or any other Loan Document or (b) prejudice any right, power or remedy which Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

         3. Consent to Standard Heating Stock Sale. Agent and Lenders hereby consent to the Standard Heating Stock Sale, notwithstanding the provisions of
Section 3.7 of the Credit Agreement which prohibit the sale or transfer by any Credit Party of any of its properties or other assets, including Stock of any of its Subsidiaries other than sales or dispositions that satisfy certain conditions set forth in the Credit Agreement; provided, however, that the aggregate purchase price paid to the Borrower in the Standard Heating Stock Sale shall be at least $730,000, with at least $450,000 of the purchase price to be paid in cash on the closing date of the Standard Heating Stock Sale; provided, further, that Borrower shall apply such $450,000 received by Borrower in cash in payment of the Term Loan in the inverse order of maturity of the Scheduled Installments; and, provided, further, that all agreements and other documents necessary or desirable to complete the Standard Heating Stock Sale shall have been provided to the Agent for its review and all such agreements and other documents shall be in form and substance reasonably satisfactory to Agent. In addition, the terms and conditions of any Instrument constituting part of the consideration paid to Borrower in the Standard Heating Stock Sale (each, a "Standard Heating Stock Sale Note") shall be acceptable to Agent, in its discretion, and each such Standard Heating Stock Sale Note shall be pledged to Agent as additional Collateral for the benefit of itself and Lenders, shall be delivered to Agent, on behalf of itself and Lenders, and shall be duly endorsed and accompanied by duly executed instruments of transfer in form and substance satisfactory to Agent. In furtherance of the foregoing, Agent shall receive the original of each and every Standard Heating Stock Sale Note, duly endorsed and accompanied by duly executed instruments of transfer and all other instruments and documents necessary or desirable to evidence the pledge of the Standard Heating Stock Sale Note to the Agent, for its benefit and the benefit of Lenders. The Agent and the Lenders agree to release the security interests in the Standard Heating Stock upon the closing of the Standard Heating Stock Sale in compliance with the provisions of this Section 3.

         4. Amendment. The Credit Agreement is amended as follows:

         4.1. Section 4.2 of the Credit Agreement is amended by deleting the chart and replacing it with the following:


    "Period                                                        EBITDA
------------------                                              -----------
December 31, 2002                                               $23,639,000
January 31, 2003                                                $21,983,000
February 28, 2003                                               $22,745,000
March 31, 2003                                                  $19,190,000
April 30, 2003                                                  $18,010,000
May 31, 2003                                                    $16,985,000
June 30, 2003                                                   $16,420,000
July 31, 2003                                                   $16,420,000
August 30, 2003                                                 $16,420,000
September 30, 2003                                              $17,840,000
October 31, 2003                                                $14,146,000
November 30, 2003                                               $14,892,000
December 31, 2003                                               $16,775,000
January 31, 2004                                                $17,609,000
February 29, 2004                                               $18,355,000
March 31, 2004                                                  $19,811,000
April 30, 2004                                                  $20,127,000
May 31, 2004                                                    $20,631,000
June 30, 2004                                                   $19,821,000
July 31, 2004                                                   $18,451,000
August 30, 2004                                                 $17,644,000
September 30, 2004                                              $20,210,000
October 31, 2004                                                $20,210,000
November 30, 2004                                               $20,210,000
December 31, 2004                                               $21,232,000
March 31, 2005 and each Fiscal Quarter thereafter               $31,000,000"

         4.2. Section 4.3 of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

         "Minimum Fixed Charge Coverage Ratio.

         Borrower and its Subsidiaries shall have on a consolidated basis at the end of each period set forth below, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than the following:


         2.30 to 1.0 for the Fiscal Quarter ending September 30, 2002;

         2.30 to 1.0 for the Fiscal Quarter ending December 31, 2002;

         2.30 to 1.0 for the month ending January 31, 2003;

         2.30 to 1.0 for the month ending February 28, 2003;

         2.50 to 1.0 for the month ending March 31, 2003;

         2.50 to 1.0 for the month ending April 30, 2003;

         2.50 to 1.0 for the month ending May 31, 2003;

         2.50 to 1.0 for the month ending June 30, 2003;

         2.50 to 1.0 for the month ending July 31, 2003;

         2.50 to 1.0 for the month ending August 31, 2003;

         2.60 to 1.0 for the month ending September 30, 2003;

         2.25 to 1.0 for the month ending October 31, 2003;

         2.25 to 1.0 for the month ending November 30, 2003;

         2.25 to 1.0 for the month ending December 31, 2003

         2.25 to 1.0 for the month ending January 31, 2004;

         2.25 to 1.0 for the month ending February 29, 2004;

         2.25 to 1.0 for the month ending March 31, 2004;

         2.25 to 1.0 for the month ending April 30, 2004;

         2.25 to 1.0 for the month ending May 31, 2004;

         2.25 to 1.0 for the month ending June 30, 2004;

         2.25 to 1.0 for the month ending July 31, 2004;

         2.25 to 1.0 for the month ending August 31, 2004;

         2.25 to 1.0 for the month ending September 30, 2004;

         2.25 to 1.0 for the month ending October 31, 2004;

         2.25 to 1.0 for the month ending November 30, 2004;

         2.25 to 1.0 for the month ending December 31, 2004; and

         2.25 to 1.0 for March 31, 2005 and each Fiscal Quarter ending thereafter."

         4.3. Section 4.4 of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

         "Minimum Interest Coverage Ratio.

         Borrower and its Subsidiaries on a consolidated basis shall have at the end of each period set forth below, an Interest Coverage Ratio for the 12-month period then ended of not less than 3.0 to 1.0:

         month ending September 30, 2002;

         month ending October 31, 2002;

         month ending November 30, 2002;

         month ending December 31, 2002;

         month ending January 31, 2003;

         month ending February 28, 2003;

         month ending March 31, 2003;

         month ending April 30, 2003;

         month ending May 31, 2003;

         month ending June 30, 2003;

         month ending July 31, 2003;

         month ending August 31, 2003;

         month ending September 30, 2003;

         month ending October 31, 2003;

         month ending November 30, 2003;

         month ending December 31, 2003

         month ending January 31, 2004;

         month ending February 29, 2004;

         month ending March 31, 2004;

         month ending April 30, 2004;

         month ending May 31, 2004;

         month ending June 30, 2004;

         month ending July 31, 2004;

         month ending August 31, 2004;

         month ending September 30, 2004;

         month ending October 31, 2004;

         month ending November 30, 2004;

         month ending December 31, 2004; and

         March 31, 2005 and each Fiscal Quarter ending thereafter."

         4.4. Section 4.5 of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

         "Maximum Leverage Ratio.

         Borrower and its Subsidiaries on a consolidated basis shall have, at the end of each period set forth below, a Leverage Ratio as of the last day of such period and for the 12-month period then ended of not more than the following:


         1.75 to 1.0 for the month ending December 31, 2002;

         1.75 to 1.0 for the month ending January 31, 2003;

         1.75 to 1.0 for the month ending February 28, 2003;

         1.75 to 1.0 for the month ending March 31, 2003;

         2.20 to 1.0 for the month ending April 30, 2003;

         2.20 to 1.0 for the month ending May 31, 2003;

         2.20 to 1.0 for the month ending June 30, 2003;

         2.20 to 1.0 for the month ending July 31, 2003;

         2.20 to 1.0 for the month ending August 31, 2003;

         2.10 to 1.0 for the month ending September 30, 2003;

         2.30 to 1.0 for the month ending October 31, 2003;

         2.20 to 1.0 for the month ending November 30, 2003;

         2.00 to 1.0 for the month ending December 31, 2003

         1.80 to 1.0 for the month ending January 31, 2004;

         1.80 to 1.0 for the month ending February 29, 2004;

         1.80 to 1.0 for the month ending March 31, 2004;

         1.80 to 1.0 for the month ending April 30, 2004;

         1.80 to 1.0 for the month ending May 31, 2004;

         1.80 to 1.0 for the month ending June 30, 2004;

         1.80 to 1.0 for the month ending July 31, 2004;

         1.80 to 1.0 for the month ending August 31, 2004;

         1.80 to 1.0 for the month ending September 30, 2004;

         1.80 to 1.0 for the month ending October 31, 2004;

         1.50 to 1.0 for the month ending November 30, 2004;

         1.50 to 1.0 for the month ending December 31, 2004; and

         1.50 to 1.0 for March 31, 2005 and each Fiscal Quarter ending thereafter."

         5. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Agent:

         5.1. Agent's receipt of counterparts of this Amendment, duly executed by the Borrower, each of the other Credit Parties, Agent and Lenders.

         5.2. No Default or Event of Default shall have occurred and be continuing, other than the Event of Default waived in Section 2.1 of this Amendment.

         5.3. After giving effect to this Amendment, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects.

         5.4. Agent shall have received any and all such other certificates, instruments and documents as Agent or any Lender may request.

         6. Reference to and Effect Upon the Credit Agreement and other Loan Agreements.

         6.1. Except for the specific limited waiver provided for in Section 2.1, the specific consent provided for in Section 3 above and the specific amendments set forth in Section 4 above, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

         6.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition (except for the specific consent in Section 3 above and the limited waiver in Section 2 above), or to any amendment or modification of any term or condition (except as specifically consented to, waived by or amended in Sections 3, 2 and 4, respectively, above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document.

         6.3. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as modified hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as modified hereby.

         6.4. Nothing contained herein nor in any other communication between or among Agent, any Lender, Borrower or any other Credit Party shall be deemed to constitute or be construed as (i) a waiver or release of any of Agent's or any Lender's rights or remedies against Borrower, any other Credit Party or any other party to the Loan Documents or pursuant to applicable law, (ii) a course of dealing obligating Agent or any Lender to provide any accommodations, financial or otherwise, to Borrower or any other Credit Party either now or at any future time or (iii) a commitment or any agreement to make a commitment with respect to any possible waiver or other modification of the terms provided in the Credit Agreement or any other Loan Document.

         7. General Release. In consideration of, among other things, the accommodations set forth in this Amendment, the Borrower and each of the other Credit Parties hereby waives, releases, remises and forever discharges Agent, each Lender and each other Indemnitee from any and all actions, causes of action, suits or other claims of any kind or character, known or unknown, which any Credit Party ever had, now has or might hereafter have against Agent, any Lender or any other Indemnitee which relate, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Indemnitee on or prior to the date hereof.

         8. Acknowledgment and Consent of Credit Parties. Each Credit Party hereby consents to this Amendment and hereby confirms and agrees that (a) each of the Guaranties and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Credit Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

         9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

         10. Costs and Expenses. As provided in the Credit Agreement, Borrower shall pay the fees, costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys' fees).

         11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

         12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


                                            BORROWER:

                                            COMFORT SYSTEMS USA, INC.


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                      LIMITED WAIVER: ISG CREDIT AGREEMENT

                     CREDIT PARTIES:

                         ACI MECHANICAL, INC.

                         ACI MECHANICAL USA, INC.

                         ARC COMFORT SYSTEMS USA, INC.

                         ACCURATE AIR SYSTEMS, L.P., by
                           Atlas-Accurate Holdings, L.L.C.,
                           as General Partner

                         ACCU-TEMP GP, INC.

                         ACCU-TEMP LP, INC.

                         ACCU-TEMP LLC,
                           by Accu-Temp GP, Inc., as acting member

                         AIR SOLUTIONS USA, INC.

                         AIR TEMP, INC.

                         ATLAS-ACCURATE HOLDINGS, L.L.C.,
                           by CS53 Acquisition Corp.,
                           as acting member

                         ATLAS AIR CONDITIONING
                          COMPANY, L.P., by Atlas-Accurate
                           Holdings, L.L.C., as general partner

                         BATCHELOR'S MECHANICAL CONTRACTORS, INC.

                         BCM CONTROLS CORPORATION

                         CALIFORNIA COMFORT SYSTEMS USA, INC.

                         CEL, INC.

                         CENTRAL MECHANICAL, INC.

                         CLIMATE CONTROL, INC.

                         LIMITED WAIVER: ISG CREDIT AGREEMENT

                        COMFORT SYSTEMS USA (ARKANSAS), INC.

                        COMFORT SYSTEMS USA (BALTIMORE), INC.

                        COMFORT SYSTEMS USA (BOWLING GREEN), INC.

                        COMFORT SYSTEMS USA (BRISTOL), INC.

                        COMFORT SYSTEMS USA (CLEVELAND), INC.

                        COMFORT SYSTEMS USA (FLORIDA), INC.

                        COMFORT SYSTEMS USA G.P., INC.

                        COMFORT SYSTEMS US (HARTFORD), INC.

                        COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.

                        COMFORT SYSTEMS USA (SYRACUSE), INC.

                        COMFORT SYSTEMS USA (TEXAS), L.P.,
                          by Comfort Systems USA G.P., Inc.,
                          as general partner

                        COMFORT SYSTEMS USA (TWIN CITIES), INC.

                        COMFORT SYSTEMS USA (WESTERN MICHIGAN), INC.

                        CS44 ACQUISITION CORP.

                        CS53 ACQUISITION CORP.

                        DESIGN MECHANICAL INCORPORATED

                        EASTERN HEATING & COOLING, INC.

                      LIMITED WAIVER: ISG CREDIT AGREEMENT

                        ESS ENGINEERING, INC.

                        GULFSIDE MECHANICAL, INC.

                        H & M MECHANICAL, INC.

                        HELM CORPORATION

                        HESS MECHANICAL CORPORATION

                        INDUSTRIAL COOLING INC.

                        J & J MECHANICAL, INC.

                        JAMES AIR CONDITIONING ENTERPRISE INC.

                        MARTIN HEATING, INC.

                        MECHANICAL SERVICE GROUP, INC.

                        MECHANICAL TECHNICAL
                        SERVICES, L.P., by Atlas-Accurate
                          Holdings, L.L.C., as general partner

                        MJ MECHANICAL SERVICES, INC.

                        NEEL MECHANICAL CONTRACTORS, INC.

                        NORTH AMERICAN MECHANICAL, INC.

                        QUALITY AIR HEATING & COOLING, INC.

                        S&K AIR CONDITIONING CO., INC.

                        S. I. GOLDMAN COMPANY, INC.

                        S.M. LAWRENCE COMPANY, INC.

                        SA ASSOCIATES, INC.

                        SEASONAIR, INC.

                        SHEREN PLUMBING & HEATING, INC.

                      LIMITED WAIVER: ISG CREDIT AGREEMENT

                        STANDARD HEATING & AIR CONDITIONING COMPANY

                        TARGET CONSTRUCTION, INC.

                        TEMP-RIGHT SERVICE, INC.

                        THE CAPITAL REFRIGERATION COMPANY

                        TRI-CITY MECHANICAL, INC.

                        UNITED ENVIRONMENTAL
                        SERVICES, L.P., by Atlas-Accurate Holdings, L.L.C., as general partner

                        WESTERN BUILDING SERVICES, INC.


                        By:
                            -------------------------------------------
                        Name:
                              -----------------------------------------
                        Title:
                               ----------------------------------------

                      LIMITED WAIVER: ISG CREDIT AGREEMENT

                        GENERAL ELECTRIC CAPITAL CORPORATION,
                        as Agent and a Lender

                        By:
                            -------------------------------------------
                            Its Duly Authorized Signatory




                      LIMITED WAIVER: ISG CREDIT AGREEMENT

                        BANK OF TEXAS, NA, as a Lender

                        By:
                            -------------------------------------------
                        Name:
                              -----------------------------------------
                        Title:
                               ----------------------------------------


                      LIMITED WAIVER: ISG CREDIT AGREEMENT